                                                                   Exhibit 99.1

PE GREENLIGHT HOLDINGS, LLC

By:  /s/ Justin Maroldi
     -----------------------------------
Name:  Justin Maroldi
Title:  Assistant Secretary

PLATINUM EQUITY CAPITAL PARTNERS IV, L.P.

By:  Platinum Equity Partners IV, L.P.,
Its:  General Partner

By:  Platinum Equity Partners IV, LLC,
Its:  General Partner

By:  /s/ Justin Maroldi
     -----------------------------------
Name:  Justin Maroldi
Title:  Assistant Secretary

PLATINUM EQUITY PARTNERS IV, L.P.

By:  Platinum Equity Partners IV, LLC,
Its:  General Partner

By:  /s/ Justin Maroldi
     -----------------------------------
Name:  Justin Maroldi
Title:  Assistant Secretary

PLATINUM EQUITY PARTNERS IV, LLC

By:  /s/ Justin Maroldi
     -----------------------------------
Name:  Justin Maroldi
Title:  Assistant Secretary

PLATINUM EQUITY INVESTMENT HOLDINGS IV, LLC

By:  /s/ Justin Maroldi
     -----------------------------------
Name:  Justin Maroldi
Title:  Assistant Secretary

PLATINUM EQUITY INVESTMENT HOLDINGS IV MANAGER, LLC

By:  /s/ Justin Maroldi
     -----------------------------------
Name:  Justin Maroldi
Title:  Assistant Secretary

PLATINUM EQUITY INVESTCO, L.P.

By:  Platinum Equity Investment Holdings IC (Cayman), LLC
Its:  General Partner

By:  /s/ Justin Maroldi
     -----------------------------------
Name:  Justin Maroldi
Title:  Assistant Secretary

PLATINUM EQUITY INVESTMENT HOLDINGS IC (CAYMAN), LLC

By:  /s/ Justin Maroldi
     -----------------------------------
Name:  Justin Maroldi
Title:  Assistant Secretary

PLATINUM INVESTCO (CAYMAN), LLC

By:  /s/ Justin Maroldi
     -----------------------------------
Name:  Justin Maroldi
Title:  Assistant Secretary

PLATINUM EQUITY INVESTMENT HOLDINGS, LLC

By:  /s/ Justin Maroldi
     -----------------------------------
Name:  Justin Maroldi
Title:  Assistant Secretary

PLATINUM EQUITY, LLC

By:  /s/ Justin Maroldi
     -----------------------------------
Name:  Justin Maroldi
Title:  Assistant Secretary

TOM GORES

By:  /s/ Mary Ann Sigler
     -----------------------------------
Name:  Mary Ann Sigler
Title:  Attorney-in-Fact